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                                                                    Exhibit 99.2


              Certification of Chief Financial Officer pursuant to
         Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

        The undersigned executive officer of Jacksonville Bancorp, Inc., (the "Registrant") hereby certifies that the Registrant's Form 10-K for the year ended September 30, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                       /s/ Bill W. Taylor
                                       -----------------------------------------
                                       Name: Bill W. Taylor
                                       Title: Executive Vice President and Chief
                                              Financial Officer

Date: December 18, 2002